Destiny Alternative Fund (TEI) LLC

SCHEDULE OF INVESTMENTS

As of December 31, 2022 (Unaudited)

Fair Value
Investment in Destiny Alternative Fund LLC (1) - 99.9%	$17,354,318
Assets in excess of other liabilities - 0.1%	24,825
Total Members' Capital - 100.0%	$17,379,143

(1)	Invests the majority of its assets in Destiny Alternative Fund LLC The Schedule of Investments of Destiny Alternative Fund LLC is included below.

Destiny Alternative Fund (TEI) LLC

NOTES TO SCHEDULE OF INVESTMENTS

As of December 31, 2022 (Unaudited)

Note 1 – Valuation of Investments

Because the Destiny Alternative Fund (TEI) LLC (the “Fund”) invests all or substantially all of its assets in Destiny Alternative Fund LLC (the “Master Fund”), (through Destiny Alternative Fund Limited (the “Offshore Fund”)), the value of the assets of the Fund will depend on the value of its pro rata interest in the Master Fund. The board of trustees of the Fund and the Master Fund Board have approved valuation procedures for the Fund and the Master Fund, which are in substance identical (the “Valuation Procedures”). The Schedule of Investments for the Master Fund is included in this filing. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Destiny Alternative Fund LLC

SCHEDULE OF INVESTMENTS

As of December 31, 2022 (Unaudited)

Investment Name	Percentage of Net Assets	Fair Value	Cost	Country	Redemption Frequency	Initial Acquisition Date	Redemption Notice Period
Investments with managers
Credit
DSC Meridian Credit Opportunities Fund LP [a,b,c]	10.65%	$3,057,320	$3,334,924	United States	Quarterly	8/1/2021	75 days
Total credit	10.65	3,057,320	3,334,924

Event Driven
Sachem Head L.P. [a,b,c]	9.88	2,835,446	3,223,447	United States	Quarterly	8/1/2021	70 days
Total event driven	9.88	2,835,446	3,223,447

Long/Short Equity
Cooper Square Fund II, LP [a,b]	3.47	995,192	1,100,000	United States	Quarterly	8/1/2022	60 days
Point72 Capital, LP [a,b,c]	15.48	4,444,361	4,001,098	United States	Quarterly	10/1/2020	45 days
RA Capital Healthcare Fund, LP [a,b,d]	7.89	2,264,205	3,567,336	United States	Quarterly	10/1/2020	95 days
SEG Partners II, L.P.[a,b]	19.26	5,527,159	4,806,309	United States	Quarterly	10/1/2020	45 days
SoMa Partners LP [a,b,c]	6.78	1,945,847	2,531,512	United States	Quarterly	11/1/2020	70 days
Total long/short equity	52.88	15,176,764	16,006,255

Private Equity
137 HOLDINGS SXVII, LLC [a,b]	1.05	300,000	300,430	United States	Not Permitted	6/1/2022	N/A
Blackstone Capital Partners Asia II L.P.[a,b]	0.28	81,741	110,788	United States	Not Permitted	5/1/2021	N/A
Blackstone Growth L.P.[a,b]	4.46	1,281,351	1,233,602	United States	Not Permitted	12/4/2020	N/A
Blackstone Tactical Opportunities Fund (Songs Co-Invest) L.P.[a,b]	0.29	81,860	80,383	United States	Not Permitted	3/1/2022	N/A
Hedosophia Partners III L.P.[a,b]	6.25	1,794,486	1,081,205	Guernsey	Not Permitted	10/30/2020	N/A
Hedosophia Partners V L.P.[a,b]	1.17	336,836	348,973	Guernsey	Not Permitted	12/31/2021	N/A
Hedosophia Partners V Parallel L.P. [a,b]	0.52	148,981	149,658	Guernsey	Not Permitted	12/31/2021	N/A
Point72 Hyperscale International, L.P.[a,b]	0.89	256,320	170,945	Cayman Islands	Not Permitted	4/8/2021	N/A
Point72 Hyperscale, L.P.[a,b]	0.89	256,866	171,456	United States	Not Permitted	4/8/2021	N/A
RA Capital Nexus Fund II, LP [a,b]	1.23	352,172	361,807	United States	Not Permitted	10/23/2020	N/A
RA Capital Nexus International Fund II, LP [a,b]	1.92	551,294	577,970	Cayman Islands	Not Permitted	10/23/2020	N/A
Total private equity	18.95	5,441,907	4,587,217

Investments with managers	92.36%	$26,511,437	$27,151,843

[a]	Non-income producing.
[b]	Investments with managers are issued in private placement transactions and as such are restricted to resale.
[c]	Investments with managers can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Investments with mangers.
[d]	Investments with managers can institute a gate provision on redemptions at the fund level of 20% of the fair value of the investment in the Investments with mangers.

	Percentage of Net Assets	Fair Value	Cost
Investment in securities, at fair value:
Mutual Funds
United States
Financials
RiverNorth/DoubleLine Strategic Income Fund	0.60%	$171,720	$209,272
Janus Henderson Developed World Bond Fund	0.52	150,066	201,101
Voya Securitized Credit Fund	0.68	196,192	213,799
Total Mutual Funds	1.80%	$517,978	$624,171

Total investment in securities, at fair value	1.80%	$517,978	$624,171

Total investments with managers and investments in securities	94.16	27,029,415

Assets in excess of other liabilities	5.82	1,671,723

Total Net Assets	99.98%	$28,701,138

Destiny Alternative Fund LLC

NOTES TO SCHEDULE OF INVESTMENTS

As of December 31, 2022 (Unaudited)

Note 1 – Valuation of Investments

UMB Fund Services, Inc., the Fund’s Administrator, calculates the Fund’s NAV as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Units, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

The Board has approved valuation procedures for the Destiny Alternative Fund LLC (the “Fund”) (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments in direct investments and underlying funds at fair value. The Fund values its investments in private underlying funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act). In accordance with the Valuation Procedures, fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each private underlying fund in accordance with the private underlying fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private underlying fund will represent the amount that the Fund could reasonably expect to receive from the private underlying fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund will determine the fair value of such private underlying fund based on the most recent final or estimated value reported by the private underlying fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private underlying fund.

The Valuation Procedures provide that, where deemed appropriate by the Investment Adviser and consistent with the Investment Company Act, investments in underlying funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.

To the extent the Fund invests in securities or other instruments that are not investments in underlying funds, the Fund, will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Fund’s NAV that would materially affect the value of the security, the value of such a security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. If the Investment Adviser believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Fund or its Valuation Designee to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Destiny Alternative Fund LLC

NOTES TO SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022 (Unaudited)

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold.

The Fund will generally value shares of ETFs at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.

Note 2 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

In accordance with Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the net asset value as practical expedient are no longer included in the fair value hierarchy. As such, Investments with managers with a fair value of $26,511,437 are excluded from the fair value hierarchy as of December 31, 2022.

Destiny Alternative Fund LLC

NOTES TO SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of December 31, 2022:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Mutual funds	$517,978	$-	$-	$517,978
Subtotal	$517,978	$-	$-	$517,978
Investments with Managers				26,511,437
Total Investments				$27,029,415

* The Fund did not hold any Level 3 securities at the period end.